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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 14, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)



                 KENTUCKY                                   61-0985936
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)


                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99.1 July 14, 2003 Press Release


Item 9. REGULATION FD DISCLOSURE

     On July 14, 2003, NS Group, Inc. issued a news release concerning a conference call to be held on July 22, 2003. The press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NS GROUP, INC.

Date: July 14, 2003                     By: /s/ Thomas J. Depenbrock
                                            ------------------------------------
                                            Thomas J. Depenbrock
                                            Vice President, Treasurer and
                                            Chief Financial Officer


                                  EXHIBIT INDEX

No.      Exhibit

99.1     July 14, 2003 Press Release